BRIDGE
CAPITAL
HOLDINGS


BRIDGE BANK



Keefe, Bruyette and Woods
10th Annual Community Bank Conference

July 29, 2009

Daniel P. Myers
President
Chief Executive Officer

Thomas A. Sa
Executive Vice President
Chief Financial Officer
Chief Risk Officer

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

Forward Looking Statements

Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-K and 10-Q on file with the SEC.

BRIDGE CAPITAL HOLDINGS

Why Are We Different?

BRIDGE BANK

A business banking franchise that is the

Professional Business Bank of Choice

for small and middle market companies, and emerging technology businesses in the markets we serve.

- Business banking focus
- True business line diversification
  - commercial • technology • structured finance • cash management • international trade services • construction
- Positioned to endure economic cycle
- Solid core business despite significant headwinds
- Proactive risk recognition and management

Bridge Bank Franchise

- Funding-driven approach to building the business
- Experienced board and management
- Disciplined execution of our business plan
  - No subprime, GSE, CDO, SIV exposure
  - Reduced exposure to CRE, construction and land
- Full range of corporate banking products delivered through experienced advisors
- Unique & effective use of banking technology
- Attractive Silicon Valley market and other expansion opportunities
- Ranked No. 1 for largest non-real estate C&I portfolio [1]

[1] American Banker Magazine, American Bankers Association, Published April 23, 2009; Independent banks with less than $1 billion of assets.

BRIDGE CAPITAL HOLDINGS

Markets


California

REGIONAL OFFICES

- San Jose (Main)
- Palo Alto (branch)
- East Bay (C&I)

TECH BUSINESS OFFICES

- San Francisco
- Orange County
- Dallas, TX
- Reston, VA



Core Market Data

Core Region – Silicon Valley*

Geographic

- San Jose 10th largest US city[4]
- 2nd highest median family and per capita incomes in US[3]
- Santa Clara County Unemployment 11.8%[2]
- Santa Clara County housing market (med price -27.6%; sales +31.1%) [5]

Business

- $99b deposit market[6]
- Largest concentration of technology expertise in the world[4]
- Silicon Valley represents 36% of US venture capital investment ($6.9b YTD '09[7])
- Ample growth opportunity in headquarters region minimizes expansion risk

*:Silicon Valley Region = Santa Clara, San Mateo, and Alameda Counties

[1] US Census Bureau 2008 Estimate

[2] California Employment Development Department/Labor Market Index June 2009

[3] US Census/HUD CRA/HMDA Report Q1 2009

[4] San Jose/Silicon Valley Chamber of Commerce June 2009

[5] DataQuick Housing Report, Median Price, new home sales SFD June 2008 v June 2009

[6] FDIC data at June 30, 2008

[7] National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey

Effective Value Proposition

Highly **EXPERIENCED** credentialed and disciplined **BANKERS**

Competitive **PRODUCTS** and **SERVICES** through channel partner relationships

SIMPLIFIED customer experience.
SOPHISTICATED business banking.

Outsourced **BANKING TECHNOLOGY** comparable to large national mega banks

Balance Sheet


Total Assets in Millions (EOP)
$536.5
$722.0
$774.8
$947.6
$829.3
12/31/05
12/31/06
12/31/07
12/31/08
6/30/09

- 8.93% CAGR (3 Years)
- Purely organic growth
- Consistent leverage
- Core deposit driven

Balance Sheet

Total Assets in Millions (Averages)


$465.9
$606.5
$750.5
$832.0
$863.3
12/31/05
12/31/06
12/31/07
12/31/08
6/30/09

- 14.91% CAGR (3 Years)
- Purely organic growth
- Consistent leverage
- Core deposit driven

Focus on Core Funding Sources



Deposit Mix
$ millions
(EOP)
$800
$600
$400
$200
$-
39.6%
30.8%
29.6%
34.1%
39.9%
2005
2006
2007
2008
6/30/2009
Noninterest-bearing demand
Interest-bearing demand
Money market and savings
Certifcates of deposit

- 86% Core Deposits
- 6.29% CAGR (3 Years)

Diversification of Lending Activity

$607 Million
@ 6-30-09

Loan Mix as of 6/30/09



100%
80%
60%
40%
20%
0%
2005
2006
2007
2008
6/30/2009
C&I
Tech
ABL/F
SBA
Other
CRE
Land
Construction

52% Non RE Loans*

- Peer = 36%*
- 92nd Percentile of Peers*

52%
non-real estate

* = SNL Data US Public Banks $500M-$1.5b TA at 3-31-09

Ranked #1 for Largest C&I Portfolio

(Non-Real Estate)

Community Banks with Largest C&I Loan Portfolios

On Dec. 31, 2008. Dollars in thousands

Published April 23, 2009

Rank		Commercial and industrial loans			Total loans and leases
		Dec. 31	Year earlier	Change	
1	Bridge Bank San Jose	$359,110	$318,970	12.6%	$698,005
2	Western National Bank Odessa, Tex.	335,690	294,911	13.8	681,539
3	Park Bank Milwaukee	254,685	240,267	6.0	655,170
4	Sovereign Bank Dallas	208,271	174,363	19.4	545,385
5	CommunityBank of Texas Beaumont	204,371	117,882	73.4	482,037
6	First NBC Bank New Orleans	202,456	121,274	66.9	543,374
7	Park Cities Bank Dallas	200,329	151,407	32.3	689,687
8	MidSouth Bank Lafayette, La.	199,903	159,223	25.5	608,969
9	Bank of Tampa	198,265	168,419	17.7	671,957
10	Alliance Bank St. Paul	196,128	156,258	25.5	637,031
11	Jefferson Bank and Trust Co. Eureka, Mo.	193,805	164,574	17.8	752,779
12	LibertyBank Eugene, Ore.	186,340	184,680	0.9	816,775
13	Citywide Banks Aurora, Colo.	184,015	178,850	2.9	625,655
14	River Valley Bank Wausau, Wis.	178,177	141,090	26.3	756,308
15	Pacific City Bank Los Angeles	177,951	167,716	6.1	541,823
16	Patriot Bank Houston	176,967	91,845	92.7	898,971
17	Bank of the West El Paso	174,258	122,723	42.0	495,477
18	First International Bank and Trust Watford City, N.D.	173,949	136,889	27.1	714,155
19	Alerus Financial Grand Forks, N.D.	173,666	186,570	-6.9	550,817
20	Bank of Blue Valley Overland Park, Kan.	172,375	138,426	24.5	670,558
21	Community National Bank Midland, Tex.	169,814	164,436	3.3	334,410
22	Tower Bank and Trust Co. Fort Wayne, Ind.	168,906	164,001	3.0	561,163
23	State Bank of India (California) Los Angeles	166,272	96,859	71.7	495,116
24	Atlantic Capital Bank Atlanta	165,542	47,003	252.2	400,385
25	Foundation Bank Bellevue, Wash.	160,224	124,167	29.0	387,203
26	Leaders Bank Oak Brook, Ill.	158,339	121,824	30.0	592,018

Source: American Banker magazine, American Bankers Association, Independent banks with less than $1 billion of assets.

Loan Portfolio Breakdown

52% of Portfolio = Non-RE


Tech
16%
ABL/F
8%
SBA
10%
C&I- non RE
28%
Other
5%
CRE
18%
Land
2%
Construction
13%

BRIDGE CAPITAL HOLDINGS

Const & Land Breakdown (15%)

Const Reduced 48%*

Land Reduced 79%*

Total Loan Portfolio



Land Development
(% of Total Loans)
(2%)



Commercial 1.3%
Residential land 1-4 .6%
Residential land 5+ .4%

Construction
(% of Total Loans)
(13%)



Commercial 5+ 1.9%
Residential 1-4 6.1%
Commercial 1-4 3.7%
Residential 5+ 1.5%

* = Amount of Commitments Reduced from 6-30-08

All percentages stated as percent of total loan portfolio

BRIDGE CAPITAL HOLDINGS

Reducing L & C Exposure

Land & Construction % Capital



Regulatory "Concentration" Guidance 100% Capital
200.0%
150.0%
100.0%
50.0%
0.0%
$200
$150
$100
$50
$0
181.5%
176.7%
110.1%
100.4%
80.3%
PEER* Avg 119.0%
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09

* = SNL Data US Public Banks $500M-$1.5b TA at 3-31-09

CRE Breakdown (18%)

LTV* = 41%

DSC* = 1.66x

CAP* = 6.46%

44% = Owner Occupied

56% = Investor



Com, Other
17.7%
Com, Retail
23.6%
Com, Office
11.7%
Cons, 1-4 SFR
7.5%
Com, Light Ind
7.1%
Cons, 5+ Multi
2.5%
Raw Land, 1-4 SFR
0.4%
Ag
5.7%
Com, Industrial
22.1%
Com, Fast Food
1.7%

* LTV, DSR, CAP = CRE portfolio averages at loan origination

Reducing CRE Exposure

BRIDGE CAPITAL HOLDINGS



All CRE % Capital
PEER* Avg 281.5%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
269.3%
263.3%
173.9%
158.5%
140.9%
Regulatory "Concentration" Guidance 300% Capital
$200
$150
$100
$50
$0
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09

* = SNL Data US Public Banks $500M-$1.5b TA at 3-31-09

High Quality Business



Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
2005
2006
2007
2008
1Q09
2Q09
4.76%
Peer* Average 3.45%
BBNK
BAC
WFC
CMA
SIVB
HTBK

Cost of funds %

BBNK Q2 '09 1.51%

Peer* Q1 '09 2.16%

= *US Public Banks $500M-$1.5B TA; SNL

Revenue

($ Thousands)



Net interest income
Non-interest income
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$2,663
$9,898
$3,855
$16,561
$4,197
$27,503
$3,837
$38,691
$6,713
$47,585
$9,971
$44,865
$6,330
$19,343
2003
2004
2005
2006
2007
2008
YTD 2009

Environment & Perspective

"Unprecedented and Inconceivable"

Jamie Dimon

Chairman & CEO JPMorgan Chase Shareholder Letter

'Extraordinary Actions In An Extraordinary Year'

Title of 2009 BBNK Annual Shareholder Letter

BRIDGE CAPITAL HOLDINGS

Tough Decisions / Decisive Actions

- Driven by reaffirmed key operating philosophies
  - 'Early Action – Early Out'
  - 'First Loss – Best Loss'
- Proactive, credit risk recognition & management
- Recognized conservative marks on NPA's
- Q4 '08 NPA Sale
- Doubled loan loss reserve in '08
- Fortress balance sheet
  - $30 M private capital raise
  - Accepted $23.8 M UST CPP capital
  - Conservative liquidity position

Proactive Credit Risk Recognition

Percentage of Total Loans



5%
4%
3%
2%
1%
0%
1.35%
1.36%
1.32%
2.65%
2.77%
2.96%
0.53%
0.08%
0.75%
2.25%
3.76%
4.47%
2005
2006
2007
2008
1Q09
2Q09
BBNK NPL
BBNK ALLL

BRIDGE CAPITAL HOLDINGS

Proactive Credit Risk Recognition


Net Charge-Off's/Average Gross Loans and ALLLR/Gross Loans
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
2004
2005
2006
2007
2008
YTD 2009
Net Charge-Off/Rec
ALLLR/Loans

YTD '09 NCO/Avg Gross Loans Annualized

Net Income & EPS

($000, except per diluted share amounts)



EPS
$1,505
$0.24
$3,037
$0.46
$5,725
$0.85
$8,634
$1.27
$10,866
$1.57
-$1.15
-$7,341
-$509
-$0.39
Preferred Dividends
2003
2004
2005
2006
2007
2008
YTD 2009

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

Pre-tax, Pre-provision Operating Income



$000's
$2,348
$6,820
$11,719
$15,249
$20,724
$18,518
$6,867
2003
2004
2005
2006
2007
2008
YTD 2009

Capital for Uncertainty & Opportunity

BRIDGE CAPITAL HOLDINGS



$130,000
$110,000
$90,000
$70,000
$50,000
$30,000
$10,000
$(10,000)
2001
2002
2003
2004
2005
2006
2007
2008
1Q09
2Q09
Trust Preferred
UST CPP Preferred
Private Preferred
Retained Earnings
Common Stock

BRIDGE CAPITAL HOLDINGS

Strong Comparative Capital Position

(@ 6-30-09)	BBNK	Peer*
Leverage	12.28%	9.30%
Tier 1 capital ratio	15.08%	11.42%
Total risk based capital	19.27%	13.15%
Tangible common equity ratio	6.68%	7.04%
~ **Pro-forma TCE Ratio**	10.39%	

Peer = US Public Banks $500M-$1.5B TA; SNL

BRIDGE CAPITAL HOLDINGS

Going Into the Cycle…

- No Subprime, GSE, CDO, SIV exposures
- True Diversification of Loan Activity
- Relatively Low CRE Exposure
- Strong Core Deposit Franchise
- Well Capitalized Institution
- Strong Operating Metrics

BRIDGE CAPITAL HOLDINGS

Through the Cycle…

- Proactive Credit Risk Management
- Aggressive Credit Exposure Recognition w/ Action
- Build-up of Reserves
- Supplemented Capital For Endurance & Opportunity
- Reduced CRE / L&C Exposures
- Enhanced Credit Administration, Analytics, SAG
- Enhanced Core Deposit Franchise
- Maintained Operating Metrics
- Disciplined Expense Management
- Enhanced Executive Bench & Capabilities

Significant Market Opportunity

Silicon Valley Region
Deposits: $99.0b


% Deposits Santa Clara, San Mateo, Alameda Counties
30%
25%
20%
15%
10%
5%
0%
26.33%
23.30%
11.13%
6.84%
6.26%
4.55%
4.26%
3.22%
2.14%
1.53%
1.28%
1.02%
0.73%
Wells
BofA
Chase
Citibank
Wachovia
SVB
Comerica
B of West
Union
US Bank
UCBH
Heritage
Bridge Bank

Adjusted to reflect roll-ups of WAMU to Chase, Wachovia to WFB, and Merrill to BofA

Source: FDIC; as of June 30, 2008

Observing "Green Shoots"

BRIDGE BANK
NEWS



HOME ▸

- ACM Aviation, LLC secures $5 Million in Financing from Bridge Bank
- Bridge Bank Client Mariah Power and Its Windspire® Wind Turbine to be featured on ABC's "20/20" June 19
- Bridge Bank Provides $5 Million Financing to Chinook Sciences, LLC / Advanced Metal Processing, LLC
- Bridge Bank Provides $7.5 Million Financing to Anacomp
- Bridge Bank to Participate in Seventh Annual AlwaysOn and STVP Summit World 250 Conference at Stanford University

...But With A Realistic View

"Traditionally, the crest of bank credit losses has extended for some time beyond the end of recessions."

Dr. Janet L. Yellen

President and CEO

Federal Reserve Bank of San Francisco

February 6, 2009

Presentation to 128th Assembly for Bank Directors

BRIDGE CAPITAL HOLDINGS

BBNK is Well Positioned…

- True Non-RE Loan Diversification & Capabilities
- Reduced CRE and L&C Exposures
- Strong, Conservative Liquidity Position
- Significant Reserves
  - More than doubled to 2.96% of loans (from '07)
- Strong Core Deposit Franchise
- Well Capitalized Institution
  - $30 Million Private Capital Raised
  - $24 Million CPP Investment
  - Risk-based capital ratio 19.3%
  - Tier 1 capital ratio 15.1%
- Strong Operating Metrics

...and Prepared for Opportunity

Emerge with strength to pursue growth:

- Capital for Endurance and Opportunity
- Well Funded Reserves
- Strong Core Deposit Franchise Value
- Strong Core Operating Metrics
- Opportunity for Growth in Core Market
- Enhanced Executive Bench & Capabilities

BRIDGE CAPITAL HOLDINGS

BBNK Opportunity



Price/TBV
(%)
300
250
200
150
100
50
0
2001
2002
2003
2004
2005
2006
2007
2008
Q12'09
BBNK P/TBV
Peer Group* P/TBV

*= Average P/TBV of US Public Banks $500M-$1.5B TA; SNL

BBNK Opportunity



Share Price
($)
$25
$20
$15
$10
$5
$0
1
2
3
4
5
6
7
8
9
$7.91 = BBNK TBV/Sh 6-30-09
BBNK Avg Price/Sh

*= Average P/TBV of US Public Banks $500M-$1.5B TA; SNL

Thank You / Q & A


A Solid Foundation
builds a solid future.
Unlike Wall Street investment banks, Bridge Bank is
locally founded, locally funded, and locally managed.
Bridge Bank is here for you today... and here for you tomorrow.
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.®
SAN JOSE • PALO ALTO SILICON VALLEY • EAST BAY
SAN FRANCISCO • ORANGE COUNTY • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM


Stimulus Packages
for *your* business
Your SBA Preferred Lender and SBA Financing specialist since 2002.
Build your business with a low fee SBA loan from Bridge Bank.
Bridge Bank is here for you today... and here for you tomorrow.
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.®
SAN JOSE • PALO ALTO SILICON VALLEY • EAST BAY
SAN FRANCISCO • ORANGE COUNTY • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM